EXHIBIT 10.1

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated effective as of September 2, 1999, is made by and between MOTO PHOTO, INC., a Delaware corporation, (hereinafter called "Borrower"), and THE PROVIDENT BANK, an Ohio banking corporation, (hereinafter called "Bank").

WITNESSETH:

WHEREAS, Borrower and the Bank entered into a Loan and Security Agreement dated February 19, 1997 (the "Loan Agreement"), providing for several loans from Bank to Borrower from Bank to Borrower;

WHEREAS, the Loan Agreement was subsequently amended by First Amendment to Loan and Security Agreement dated May 30, 1998; and

WHEREAS, Borrower and Bank wish to further amend the terms of the Loan Agreement to: (1) provide for a second capital expenditure loan to Borrower; (2) decrease the amount of the line of credit loan and extend the term thereof; and (3) to modify certain other terms and conditions of the loans provided for therein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Bank and Borrower hereby agree, as follows:

1. Section 2.1(i) of the Loan Agreement, is hereby revised and replaced in part, to read as follows:

2.1 Loans. The Bank shall make a total of five (5) loans to the Borrower, on the terms and conditions contained herein, consisting of an Automated Line of Credit Loan ("Line of Credit Loan"), a Fixed Rate Term Loan and a Variable Rate Term Loan (collectively "Term Loans"), two (2) Capital Expenditure Facilities (collectively, the "Capital Expenditure Loans"). All loans shall be herein collectively called the "Loans".

(i) Line of Credit. Subject to the terms and conditions of this Agreement, the Bank agrees to lend and re-lend to the Borrower at any time and from time to time on and after the date hereof and prior to April 30, 2001, an aggregate principal amount not to exceed at any one time outstanding, the lesser of (i) $1,500,000 or (ii) the then-current Borrowing Base, as defined herein (the lesser of (i) or (ii) being referred to hereinafter as the "Maximum Line of Credit Lo

From time to time, during the term of the Line of Credit Loan, Bank may request, and Borrower shall provide Bank within ten (10) days of such request, with a true and correct Borrowing Base Certificate, in the form attached hereto as Exhibit A, stating the Borrowing Base for the preceding month. Borrower shall on demand immediately repay any amounts outstanding that are in excess of the aggregate of the Maximum Line of Credit Loan Amount. All such loans will be made from tim

2. Section 2.1(v), Capital Expenditure Loan 2, is hereby added to the Loan Agreement.

(v) Capital Expenditure Loan 2. Subject to the terms and conditions of this Agreement, the Bank agrees to lend and re-lend to the Borrower at any time and from time to time on and after the date hereof and prior to January 30, 2000 (the "Draw Period"), an aggregate principal amount not to exceed at any one time outstanding, the lesser of: (i) $2,800,000, or (ii) the aggregate of 80% of Borrower's Capital Expenditures (as hereinafter defined) for the Draw Period (the l

From time to time, during the Draw Period for Capital Expenditure Loan 2, when Borrower seeks an advance hereunder, Borrower shall submit invoices or other evidence of expenditure to Bank detailing Borrower's capital expenditures. Bank shall advance funds to Borrower equivalent to 80% of Borrower's new capital expenditures for that period within ten (10) days of such request. No such advance shall exceed the Maximum Capital Expenditure Loan 2 Amount.

Funds advanced under the Capital Expenditure Loan 2 shall be used to finance Borrower's capital expenditures. All such loans hereunder will be made from time to time in the reasonable discretion of the Bank, and neither this Agreement nor any loans or other action by the Bank shall obligate the Bank to make further loans to the Borrower. Notwithstanding the foregoing, Bank shall be required to make loans hereunder to Borrower provided that no Event of Default, as hereinafter continuing. Bank shall have no obligation to make any advances if Borrower is in default under any of the Loans, including, but not limited to failure to comply with any covenants hereunder.

3. Subparagraph (c) of Section 5.15, Financial Covenants, is hereby revised and replaced in its entirety to read as follows:

(c) A capital expenditure limit of $4,000,000 per calendar year during the term of this Agreement.

4. The following new subparagraph is added to Section 5.15, Financial Covenants:

(d) A ratio of funded debt to earnings before interest, taxes on income, depreciation and amortization for any twelve (12) month rolling period, in each case determined in accordance with GAAP on a consolidated basis, of less than 3:00 to 1:00. Funded debt shall mean all of Borrower's outstanding interest bearing debt and all capitalized leases. Earnings before interest, taxes on income, depreciation and amortization for any twelve (12) month rolling period shall include the

5. Section 6.3, Contingent Liabilities, is hereby revised and replaced in its entirety to read as follows:

Contingent Liabilities. Endorse, guarantee or become surety for the obligations of any person, firm or corporation, except that the Borrower may: (i) endorse checks and negotiable instruments for collection or deposit in the ordinary course of business, (ii) guarantee or become a surety for the leases or other obligations of any franchisees in connection with the operation by such franchisees of a franchise ("Franchisee Obligations"), provided, however, that the total agg

6. Section 6.10, Indebtedness, is hereby revised and replaced in its entirety to read as follows:

Indebtedness. Directly or indirectly create, incur, assume, guaranty or be or remain liable with respect to any indebtedness, except for (a) the Obligations, (b) any existing indebtedness disclosed in the financial statements referenced in Section 4.4 hereof as the same may be updated from time to time, (c) any purchase money indebtedness not to exceed $750,000 per year, (d) any purchase money indebtedness incurred under the Quick Start Program, (e) any Franchisee Obligati

7. Conditions Precedent. The obligations of the Bank to enter into this Amendment and to continue to make advances under the Note(s) to Borrower are conditioned upon Borrower delivering to Bank the following documents, in form and substance satisfactory to the Bank and satisfaction of the following conditions:

A. Properly executed: (i) Amended and Restated Line of Credit Promissory Note; (ii) Second Amendment to Loan and Security Agreement; and (iii) Capital Expenditure Loan 2 Promissory Note;

B. Certified copy of a resolution of the board of directors of Borrower authorizing the execution and delivery of this Amendment, the Second Amended and Restated Line of Credit Promissory Note and the Capital Expenditure Loan 2 Promissory Note, the borrowings contemplated herein, the pledging of assets, and the assumption of all other undertakings provided for herein;

C. Borrower shall have paid all reasonable fees and expenses incurred by the Bank with respect to this Amendment, including, but not limited to, legal fees; and

D. Such other documents as Bank or its counsel may reasonably request.

8. Representations and Warranties. In order to induce the Bank to enter into this Amendment, Borrower hereby makes and restates in their entirety all of the representations and warranties set forth in Section 4 of the Loan Agreement, except that those representations and warranties regarding financial statements shall refer to the financial statements as of and for the last period submitted by Borrower to Bank, which representations and warranties are true in all material r

9. Effect of this Amendment; Continuation of Loan Agreement. Borrower and the Bank agree that:

(a) the execution and delivery of this Amendment is not intended to discharge any obligation of Borrower due the Bank under the Loan Agreement or this Amendment;

(b) there is no novation by the execution and delivery of this Amendment;

(c) all the terms and conditions contained in the Loan Agreement, as amended, and all documents executed in accordance therewith, except as specifically modified herein, shall continue unchanged and remain in full force and effect; and

(d) Capitalized terms used in this Amendment and not defined herein shall have the meanings attributed to them in the Loan Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment duly to be executed as of the day and year first above written.

MOTO PHOTO, INC.

(a Delaware corporation)

By:________________________________

DAVID A. MASON

Its: Executive Vice President

THE PROVIDENT BANK

By___________________________________

Jerome J. Brunswick Its: Senior Vice President

CAPITAL EXPENDITURE 2

LINE OF CREDIT PROMISSORY NOTE

DATE OF NOTE: ______________, 1999

MAXIMUM CREDIT: TWO MILLION EIGHT HUNDRED THOUSAND DOLLARS ($2,800,000)

MATURITY DATE: JANUARY 30, 2005

FOR VALUE RECEIVED, the undersigned ("Borrower"), does hereby promise to pay to the order of THE PROVIDENT BANK, an Ohio banking corporation, or its successors or assigns, at its principal office located at 10 West Second Street, Courthouse Plaza, Suite 1100, Dayton, Ohio 45402 ("Lender"), or at such other place as the Lender may designate to Borrower in writing from time to time, in legal tender of the United States, the Maximum Credit, as set forth above, or such portion thereof whi

1. DRAW PERIOD

The loan evidenced by this Note is subject to the terms of this Note and the Loan and Security Agreement dated February 19, 1997, between the Lender and the Borrower as amended by First Amendment to Loan and Security Agreement dated May 1, 1998, and Second Amendment to Loan and Security Agreement dated of even date herewith (together, the "Loan Agreement") and until the expiration of the Draw Period (hereinafter defined) or occurrence of an Event of Default as defined in the Loan Agreemen

2. INTEREST RATE

The "Interest Rate" is a variable rate which shall be one percent (1%) in excess of the Prime Rate, as defined herein, charged by the Lender computed daily for the actual number of days elapsed over a year of 360 days.

Prime Rate is that percentage rate of interest calculated on the basis of a 360-day year which is established by Lender from time to time as its Prime Rate, which is in effect until the new rate is established and which provides a base to which loan rates may be referenced; it is not necessarily the Lender's lowest loan rate. In the event of a change in such Prime Rate, the interest rate hereunder shall be adjusted accordingly, and such adjustment shall become effective on the date such

3. PRINCIPAL AND INTEREST PAYMENTS

All accrued interest on the outstanding principal balance under this Note shall be due and payable monthly commencing on ___________ 30, 1999, and subsequent payments shall be due and payable on the 30th of each and every calendar month thereafter (except that any February payment shall be due on the last day of that month) until this Note is paid in full. Principal payments, in a level amount necessary to fully amortize the outstanding principal balance over a sixty (60) month period sh

Borrower shall pay a late payment premium of five percent (5%) of any principal or interest payment made more than five (5) days after the Borrower receives notice of nonpayment, which shall be due with any such late payment.

All payments made by Borrower shall be applied when received, first to reimburse Lender, if required, for any reasonable costs incurred by the Lender under any document executed as collateral security for the Note; second, to interest which is then due and payable; third, to the payment of late charges provided herein; and the balance to principal, until the full amount of principal and interest has been paid in full.

4. DISBURSEMENTS

Upon request by Borrower (an "Advance Request") from time to time from the date of this Note through the expiration of the Draw Period, or until the full amount of Note has been disbursed to Borrower, whichever occurs first (but not more frequently than once each calendar month), Lender shall make advances hereunder to Borrower up to a maximum aggregate amount of Two Million Eight Hundred Thousand Dollars ($2,800,000), for the purpose of funding capital expenditures. Notwithstanding the

5. PREPAYMENT

The Borrower shall have the right to prepay all or any part of the amount of the Note outstanding and all accrued interest thereon at any time without penalty.

6. LOAN AGREEMENT; COLLATERAL

This Note is issued under and entitled to the benefits of the Loan Agreement referenced in paragraph 1, between Lender and Borrower, to which Loan Agreement reference is hereby made for a statement of the rights in respect thereto of the holder of this Note.

This Note will be secured by the collateral identified and described in Section 3 of the Loan Agreement (the "Collateral"), to which section reference is hereby made for a statement of the rights in respect thereto of the holder of this Note.

7. DEFAULT

Upon the occurrence of any event constituting an Event of Default under the terms of the Loan Agreement, and upon delivery of five (5) days prior written notice of the Bank's intent to accelerate, the entire balance of the principal and interest upon this Note then owing and unpaid, at the option of the holder hereof, immediately shall become due and payable. Delay on the part of the holder of this Note in execution of the right to declare this obligation due shall not be a waiver thereo

After an Event of Default, the amount of the note outstanding shall bear interest at three percent (3%) per annum in excess of the Prime Rate in effect from time to time, with each change in such rate to be effective as of the date of such changes.

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon the occurrence of an Event of Default, the Borrower agrees to pay, in addition to the principal, premium and interest due and payable hereon, all reasonable costs of collection, including reasonable attorneys'

The Borrower, principal, surety, guarantor or endorser, hereby jointly and severally waive presentment for payment, protest and notice of protest, notice of dishonor in connection with the delivery, acceptance, performance, default or enforcement of this Note .

8. MODIFICATION

This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any change or modification is sought.

9. LIMITATION ON INTEREST

Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender limiting the maximum rate of interest that may be charged or collected by the Lender.

10. GOVERNING LAW

This Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Ohio.

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the day and year first above written.

Borrower:

MOTO PHOTO, INC., a Delaware corporation

By:_______________________________

DAVID A. MASON

Its: Executive Vice President

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

The foregoing instrument was acknowledged before me this _____ day of __________, 1999, by David A. Mason, the Executive Vice President of Moto Photo, Inc., a Delaware corporation, on behalf of said corporation.

______________________________

Notary Public

SECOND

AMENDED AND RESTATED

LINE OF CREDIT PROMISSORY NOTE

DATE OF NOTE: _____________, 1999

MAXIMUM CREDIT: ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000)

MATURITY DATE: APRIL 30, 2001

FOR VALUE RECEIVED, the undersigned ("Borrower"), does hereby promise to pay to the order of THE PROVIDENT BANK, an Ohio banking corporation, or its successors or assigns, at its principal office located at 10 West Second Street, Courthouse Plaza, Suite 1100, Dayton, Ohio 45402 ("Lender"), or at such other place as the Lender may designate to Borrower in writing from time to time, in legal tender of the United States, the Maximum Credit, as set forth above, or such portion thereof whi

1. REVOLVING CREDIT

The loan evidenced by this Note is an automated revolving line of credit subject to the terms of this Note and the Loan and Security Agreement dated February 19, 1997, between the Lender and the Borrower as amended by First Amendment to Loan and Security Agreement dated May 30, 1998, as amended by Second Amendment to Loan and Security Agreement dated of even date herewith (collectively, the "Loan Agreement") and until maturity or occurrence of an Event of Default as defined in the Loan Ag

2. INTEREST RATE

The "Interest Rate" is a variable rate which shall be one-half percent (1/2%) in excess of the Prime Rate, as defined herein, charged by the Lender computed daily for the actual number of days elapsed over a year of 360 days.

Prime Rate is that percentage rate of interest calculated on the basis of a 360-day year which is established by Lender from time to time as its Prime Rate, which is in effect until the new rate is established and which provides a base to which loan rates may be referenced; it is not necessarily the Lender's lowest loan rate. In the event of a change in such Prime Rate, the interest rate hereunder shall be adjusted accordingly, and such adjustment shall become effective on the date such

3. PRINCIPAL AND INTEREST PAYMENTS

All accrued interest on the outstanding principal balance under this Note shall be due and payable monthly commencing on _________ 30, 1999, and subsequent payments shall be due on the 30th day of each and every calendar month thereafter (except that February payments shall be due on the last day of the month) until this Note is paid in full. Unless sooner paid, the entire outstanding principal balance and all accrued, unpaid interest hereunder shall be due and payable on the Maturity Da

Borrower shall pay a late payment premium of five percent (5%) of any principal or interest payment made more than five (5) days after the Borrower receives notice of nonpayment, which shall be due with any such late payment.

All payments made by Borrower shall be applied when received, first to reimburse Lender, if required, for any reasonable costs incurred by the Lender under any document executed as collateral security for the Note; second, to interest which is then due and payable; third, to the payment of late charges provided herein; and the balance to principal, until the full amount of principal and interest has been paid in full.

4. PREPAYMENT

The Borrower shall have the right to prepay all or any part of the Amount of Note outstanding and all accrued interest thereon at any time without penalty.

5. EXTENSION OF NOTE

Any extension or renewal of this Note at the end of its term and any renewal term will be entirely within the Lender's discretion.

6. LOAN AGREEMENT; COLLATERAL

This Note is issued under and entitled to the benefits of the Loan Agreement between Lender and Borrower, to which Loan Agreement reference is hereby made for a statement of the rights in respect thereto of the holder of this Note.

This Note will serve to amend and restate the Line of Credit Promissory Note in the amount of $2,500,000, given by Borrower to Lender and dated February 19, 1997 as amended by Amended and Restated Line of Credit Promissory Note in the amount of $2,000,000 dated May 30, 1998 (collectively, the "Prior Note"). The Prior Note shall remain effective as of and through ____________, 1999, as of which time the Prior Note will automatically be cancelled and be replaced by this Note.

This Note will be secured by the collateral identified and described in Section 2 of the Loan Agreement (the "Collateral"), to which section reference is hereby made for a statement of the rights in respect thereto of the holder of this Note.

7. DEFAULT

Upon the occurrence of any event constituting an Event of Default under the terms of the Loan Agreement, and upon delivery of five (5) days prior written notice of the Bank's intent to accelerate, the entire balance of the principal and interest upon this Note then owing and unpaid, at the option of the holder hereof, immediately shall become due and payable. Delay on the part of the holder of this Note in execution of the right to declare this obligation due shall not be a waiver thereo

After an Event of Default, the amount of the Note outstanding shall bear interest at three percent (3%) per annum in excess of the Prime Rate in effect from time to time, with each change in such rate to be effective as of the date of such changes.

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon the occurrence of an Event of Default, the Borrower agrees to pay, in addition to the principal, premium and interest due and payable hereon, all reasonable costs of collection, including reasonable attorneys'

The Borrower, principal, surety, guarantor or endorser, hereby jointly and severally waive presentment for payment, protest, notice of protest and notice of dishonor in connection with the delivery, acceptance, performance, default or enforcement of this Note .

8. MODIFICATION

This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any change or modification is sought.

9. LIMITATION ON INTEREST

Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender limiting the maximum rate of interest that may be charged or collected by the Lender.

10. GOVERNING LAW

This Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Ohio.

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the day and year first above written.

Borrower:

MOTO PHOTO, INC., a Delaware corporation

By:_______________________________

DAVID A. MASON

Its: Executive Vice President

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

The foregoing instrument was acknowledged before me this _____ day of __________, 1999, by David A. Mason, the Executive Vice President of Moto Photo, Inc., a Delaware corporation, on behalf of said corporation.

______________________________

Notary Public